DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Premier State Municipal Bond Fund-Massachusetts Series for the six-month period ended October 31, 1997 as shown in the following table:

                                                                                                   Annualized
                                                                    Total Return*             Distribution Rate**
                                                                    ___________                ________________
           Class A Shares.........................                      6.02%                        4.99%
           Class B Shares.........................                      5.66%                        4.72%
           Class C Shares.........................                      5.52%                        4.47%

Economic Review
    With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP")-the dollar total of all goods and services produced in the United States-has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy, since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities at all stages of processing, produced for sale in primary markets in the U.S.). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a low level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.
Market Environment
    Since our last letter at the end of April 1997, long-term taxable interest rates have declined dramatically. As measured by the 30-year U.S. Treasury bond, yields ended the period at 6.15%, down from roughly 7.00% just six months earlier. In the municipal market the drop in rates was less pronounced as the Bond Buyer Revenue Bond Index closed the period yielding 5.60% versus 6.01% on April 30. Initially, long interest rates were driven lower by expectations that economic growth would slow during the summer. When the summer slowdown did not materialize, however, disappointed bond market participants pushed yields higher from the beginning of August through mid-September as tight labor markets in the U.S. again became a source of concern. The implications of a tight labor market were overshadowed during October by the development of economic crises in various Asian countries which precipitated a significant correction in the U.S. equity market. The subsequent flight-to-quality rally in Treasuries left taxable yields at their lows for the six months ended October 31, 1997.
    The underperformance of municipal bonds during the reporting period was driven by a combination of lack of retail demand at lower yields and a large increase in issuance as many bond refundings became economically feasible. This weakening technical dynamic is illustrated by the municipal/Treasury yield ratio (as measured by the Bond Buyer Revenue Bond Index/30-year Treasury yield) cheapening from 86% on April 30, 1997, to 91% six months later.
The Portfolio
    In managing your Fund's assets during a period of such uncertainty with respect to the future direction of long-term interest rates, a decidedly conservative posture was maintained. By holding a core of high coupon bonds which provided the Fund with much of its income stream, we remained committed to providing shareholders with the maximum amount of current tax-free income possible. These large coupon securities also provided stability to the Fund's net asset value throughout a period during which we experienced extreme market volatility. Many of the trades that were executed during the period sought to capitalize on the extremely flat yield curve. Other swaps sought to reposition the portfolio with securities that provide greater potential for price appreciation without extending the duration of the portfolio. Throughout the reporting period, further emphasis was placed on extending the optional redemption characteristics of the holdings in order to improve the liquidity of the portfolio. In conclusion, we will continue to monitor the constantly changing financial and political landscapes and adjust our portfolio strategy accordingly.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. **Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF INVESTMENTS                                                                           OCTOBER 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments-96.2%                                                                Amount          Value
                                                                                                  ____________   ____________
Massachusetts-73.9%
Boston Industrial Development Financing Authority, Sewer Facility Revenue
  (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015....................                      $  2,500,000   $  2,726,775
Haverhill 5%, 6/15/2017 (Insured; FGIC).....................................                         1,000,000        970,740
Leominster 7.50%, 4/1/2009 (Insured; MBIA, Prerefunded 4/1/2000) (a)........                         1,275,000      1,398,854
Lynn Water and Sewer Commission, General Revenue
  7.25%, 12/1/2010 (Insured; MBIA, Prerefunded 12/1/2000) (a)...............                         1,000,000      1,107,200
Massachusetts Bay Transportation Authority:
  7%, 3/1/2021..............................................................                         1,000,000      1,230,650
  7.022%, 3/1/2021 (Insured; MBIA) (b,c)....................................                         2,300,000      2,320,125
  5%, 3/1/2024..............................................................                         4,250,000      4,040,900
Massachusetts Commonwealth 7%, 8/1/2012 (Prerefunded 8/1/2001) (a)..........                         1,850,000      2,058,476
Massachusetts Education Loan Authority, Education Loan Revenue
  7.75%, 1/1/2008 (Insured; MBIA)...........................................                         1,070,000      1,106,979
Massachusetts Health and Educational Facilities Authority, Revenue:
  (Baystate Medical Center) 6%, 7/1/2026 (Insured; FSA).....................                         2,000,000      2,116,120
  (Cooley Dickinson Hospital) 5.50%, 11/15/2018 (Insured; AMBAC)............                         3,500,000      3,526,775
  (Medical Center of Central Massachusetts) 7.10%, 7/1/2021.................                         1,000,000      1,081,600
  (New England Deaconess Hospital) 6.875%, 4/1/2022.........................                         4,000,000      4,354,720
  (Refunding-Berklee College of Music) 5.10%, 10/1/2027 (Insured; MBIA).....                         3,125,000      3,036,156
  (Refunding-Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)..................                         2,050,000      2,215,824
  (South Shore Hospital) 7.50%, 7/1/2020
    (Insured; MBIA, Prerefunded 7/1/2000) (a)...............................                         2,000,000      2,205,580
  (University Hospital) 7.25%, 7/1/2019 (Insured; MBIA).....................                         2,750,000      2,989,552
Massachusetts Housing Finance Agency, SFHR 7.95%, 6/1/2023..................                         1,675,000      1,772,050
Massachusetts Industrial Finance Agency, Revenue:
  (Babson College) 5.25%, 10/1/2027 (d).....................................                         2,000,000      1,944,080
  (Provider Lease Program) 8.75%, 7/15/2009.................................                           660,000        684,427
  (Refunding-Merrimack College) 5%, 7/1/2027 (Insured; MBIA)................                         1,300,000      1,243,775
  (Refunding-Worcester Polytechnic) 5.125%, 9/1/2027 (Insured; MBIA)........                         1,000,000        973,840
  (Water Treatment-American Hingham) 6.95%, 12/1/2035.......................                         3,000,000      3,268,920
Massachusetts Port Authority, Special Project Revenue
  (Harborside Hyatt) 10%, 3/1/2026..........................................                         3,000,000      3,353,430
Massachusetts Water Pollution Abatement Trust
  (Pool Loan Program) 5.40%, 2/1/2011.......................................                           175,000        181,916
U.S.  Related-22.3%                                                                                                 _________
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         1,500,000      1,628,190
Puerto Rico Commonwealth, Refunding 6%, 7/1/2014............................                         2,000,000      2,110,280
Puerto Rico Commonwealth Highway and Transportation Authority,
  Highway Revenue:
    6.435%, 7/1/2009 (b)....................................................                         1,000,000      1,060,000
    6.535%, 7/1/2010 (b)....................................................                         1,000,000      1,053,750
    5%, 7/1/2036............................................................                         2,000,000      1,889,100

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                            OCTOBER 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                  ____________   ____________
U.S. Related (continued)
Puerto Rico Housing Finance Corporation, MFMR
  7.50%, 4/1/2022 (LOC; Government Development Bank) (e)....................                      $  3,355,000   $  3,568,412
Puerto Rico Public Buildings Authority,
  Guaranteed Government Facilities Revenue 6.25%, 7/1/2015 (Insured; AMBAC).                         1,100,000      1,250,909
Virgin Islands Public Finance Authority, Revenue, Refunding
  7.25%, 10/1/2018..........................................................                         2,750,000      3,072,520
                                                                                                                 ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $63,458,875)....................                                      $67,542,625
                                                                                                                 ============
Short-Term Municipal Investment-3.8%
Massachusetts:
Massachusetts Health and Educational Facilities Authority, Revenue
  (Saint Elizabeth's Hospital) 3.40% (Insured; FSA) (b) (cost $2,650,000)...                      $  2,650,000   $  2,650,000
                                                                                                                 ____________
TOTAL INVESTMENTS-100.0% (cost $66,108,875).................................                                      $70,192,625
                                                                                                                 ============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       MFMR    Multi-Family Mortgage Revenue
LOC           Letter of Credit                                   SFHR    Single Family Housing Revenue

Summary of Combined Ratings (Unaudited)
Fitch (f)              or          Moody's             or         Standard & Poor's          Percentage of Value
______                             ________                       _________________           ___________________
AAA                                Aaa                            AAA                               41.7%
AA                                 Aa                             AA                                 7.6
A                                  A                              A                                 26.7
BBB                                Baa                            BBB                               13.9
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                     10.1
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
(a)Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b)Inverse floater security-the interest rate is subject to change periodically.
(c)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, this security amounted to $2,320,125 or 3.3% of net assets.
(d)Purchased on a delayed-delivery basis.
(e)Secured by letters of credit.
(f)Fitch currently provides creditworthiness information for a limited number of investments.
(g)Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(h)At October 31, 1997, 26.8% of the Fund's net assets are insured by MBIA.
(i)At October 31, 1997, the Fund had $17,408,572 (25.0% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                              OCTOBER 31, 1997 (UNAUDITED)
                                                                                                      Cost             Value
                                                                                                 ____________       ____________
ASSETS:                          Investments in securities-See Statement of Investments           $66,108,875        $70,192,625
                                 Cash.......................................                                             296,001
                                 Interest receivable........................                                           1,090,435
                                 Prepaid expenses...........................                                               3,400
                                                                                                                    ____________
                                                                                                                      71,582,461
                                                                                                                    ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            34,528
                                 Due to Distributor.........................                                              17,363
                                 Payable for investment securities purchased                                           1,920,133
                                 Payable for shares of Beneficial Interest redeemed                                       81,402
                                 Accrued expenses and other liabilities.....                                              17,231
                                                                                                                    ____________
                                                                                                                       2,070,657
                                                                                                                    ____________
NET ASSETS..................................................................                                         $69,511,804
                                                                                                                    ============
REPRESENTED BY:                  Paid-in capital............................                                         $65,142,034
                                 Accumulated net realized gain (loss) on investments                                     286,020
                                 Accumulated gross unrealized appreciation
                                    on investments..............................                                       4,083,750
                                                                                                                    ____________
NET ASSETS..................................................................                                         $69,511,804
                                                                                                                    ============

                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                            Class A         Class B          Class C
                                                                             _____________      _____________       ____________
Net Assets..................................................                   $63,340,341       $  6,170,313    $         1,150
Shares Outstanding..........................................                     5,381,489            524,556             97.703
NET ASSET VALUE PER SHARE...................................                        $11.77             $11.76             $11.77
                                                                                   =======            =======            =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF OPERATIONS                                                    SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $2,224,454
EXPENSES:                        Management fee-Note 3(a)...................                   $   197,524
                                 Shareholder servicing costs-Note 3(c)......                       106,144
                                 Distribution fees-Note 3(b)................                        15,381
                                 Professional fees..........................                         6,926
                                 Custodian fees.............................                         3,824
                                 Registration fees..........................                         3,485
                                 Prospectus and shareholders' reports.......                         2,500
                                 Loan commitment fees-Note 2................                           615
                                 Trustees' fees and expenses-Note 3(d)......                           289
                                 Miscellaneous..............................                         5,506
                                                                                               ___________
                                       Total Expenses.......................                                           342,194
                                                                                                                   ___________
INVESTMENT INCOME-NET.......................................................                                         1,882,260
                                                                                                                   ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $   276,381
                                 Net unrealized appreciation (depreciation) on investments       2,004,412
                                                                                               ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         2,280,793
                                                                                                                   ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $4,163,053
                                                                                                                   ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                      October 31, 1997            Year Ended
                                                                                        (Unaudited)             April 30, 1997
                                                                                   ________________             ______________
OPERATIONS:
  Investment income-net...................................................             $  1,882,260               $  3,982,440
  Net realized gain (loss) on investments.................................                  276,381                      6,502
  Net unrealized appreciation (depreciation) on investments...............                2,004,412                  1,082,966
                                                                                       ____________               ____________
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                4,163,053                  5,071,908
                                                                                       ____________               ____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares........................................................               (1,735,485)                (3,696,455)
    Class B shares........................................................                 (146,749)                  (285,931)
    Class C shares........................................................                      (26)                       (54)
  Net realized gain on investments:
    Class A shares........................................................                 ----                     (1,546,112)
    Class B shares........................................................                 ----                       (134,987)
    Class C shares........................................................                 ----                            (24)
                                                                                       ____________               ____________
      Total Dividends.....................................................               (1,882,260)                (5,663,563)
                                                                                       ____________               ____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares........................................................                1,340,533                  3,547,855
    Class B shares........................................................                  156,809                  1,371,567
  Dividends reinvested:
    Class A shares........................................................                  969,554                  3,020,218
    Class B shares........................................................                   85,981                    264,120
    Class C shares........................................................                       21                         75
  Cost of shares redeemed:
    Class A shares........................................................               (6,865,349)                (9,033,997)
    Class B shares........................................................                 (330,417)                  (771,968)
                                                                                       ____________               ____________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (4,642,868)                (1,602,130)
                                                                                       ____________               ____________
        Total Increase (Decrease) in Net Assets...........................               (2,362,075)                (2,193,785)
                                                                                       ____________               ____________
NET ASSETS:
  Beginning of Period.....................................................               71,873,879                 74,067,664
                                                                                       ____________               ____________
  End of Period...........................................................              $69,511,804                $71,873,879
                                                                                       ============               ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                   Shares
                                                                                     _________________________________
                                                                                      Six Months Ended
                                                                                      October 31, 1997      Year Ended
CAPITAL SHARE TRANSACTIONS:                                                             (Unaudited)        April 30, 1997
                                                                                     ________________      ______________
    Class A
    ________
    Shares sold............................................................               115,807           306,570
    Shares issued for dividends reinvested.................................                83,089           260,724
    Shares redeemed........................................................              (588,561)         (781,555)
                                                                                         ________          ________
                                       Net Increase (Decrease) in Shares Outstanding     (389,665)         (214,261)
                                                                                         ________          ________
                                                                                         ________          ________
    Class B
    ________
    Shares sold............................................................                13,570           118,977
    Shares issued for dividends reinvested.................................                 7,374            22,810
    Shares redeemed........................................................               (28,534)          (66,988)
                                                                                         ________          ________
                                       Net Increase (Decrease) in Shares Outstanding       (7,590)           74,799
                                                                                         ________          ________
                                                                                         ________          ________
    Class C
    ________
    Shares issued for dividends reinvested.................................                     2                 7
                                                                                         ________          ________
                                       Net Increase (Decrease) in Shares Outstanding            2                 7
                                                                                         ________          ________
                                                                                         ________          ________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class A Shares
                                               ____________________________________________________________________
                                               Six Months Ended
                                               October 31, 1997                 Year Ended April 30,
                                                                ___________________________________________________
PER SHARE DATA:                                   (Unaudited)     1997       1996      1995        1994       1993
                                                   __________   _______    _______    _______    _______    _______
    Net asset value, beginning of period..            $11.40     $11.50     $11.53     $11.64     $12.13     $11.41
                                                     _______    _______    _______    _______    _______    _______
    Investment Operations:
    Investment income-net.................               .31        .63        .66        .69        .71        .73
    Net realized and unrealized gain (loss)
      on investments......................               .37        .17          -       (.06)      (.44)       .73
                                                     _______    _______    _______    _______    _______    _______
    Total from Investment Operations......               .68        .80        .66        .63        .27       1.46
                                                     _______    _______    _______    _______    _______    _______
    Distributions:
    Dividends from investment income-net..              (.31)      (.63)      (.66)      (.69)      (.71)      (.73)
    Dividends from net realized gain on investments        -       (.27)      (.03)         -       (.05)      (.01)
    Dividends in excess of net realized gain
      on investments......................                 -          -          -       (.05)         -          -
                                                     _______    _______    _______    _______    _______    _______
    Total Distributions...................              (.31)      (.90)      (.69)      (.74)      (.76)      (.74)
                                                     _______    _______    _______    _______    _______    _______
    Net asset value, end of period........            $11.77     $11.40     $11.50     $11.53     $11.64     $12.13
                                                     =======    =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN(1)................             11.94%(2)   7.08%      5.69%      5.72%      2.08%     13.14%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets              .91%(2)    .92%       .92%       .94%       .82%       .69%
    Ratio of net investment income
      to average net assets...............              5.28%(2)   5.46%      5.57%      6.04%      5.80%      6.16%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                 -          -          -        .01%       .11%       .24%
    Portfolio Turnover Rate...............             28.48%(3)  24.45%     34.86%     13.62%     12.04%     11.36%
    Net Assets, end of period (000's Omitted)        $63,340    $65,809    $68,812    $72,731    $76,865    $79,701
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class B Shares
                                                     __________________________________________________________________
                                                Six Months Ended
                                                October 31, 1997                 Year Ended April 30,
                                                                        ______________________________________________
PER SHARE DATA:                                    (Unaudited)    1997       1996       1995       1994       1993(1)
                                                   __________   _______    _______    _______    _______    _______
    Net asset value, beginning of period..            $11.40     $11.49     $11.52     $11.63     $12.13     $11.79
                                                     _______    _______    _______    _______    _______    _______
    Investment Operations:
    Investment income-net.................               .28        .57        .60        .63        .64        .19
    Net realized and unrealized gain (loss)
      on investments......................               .36        .18          -       (.06)      (.45)       .34
                                                     _______    _______    _______    _______    _______    _______
    Total from Investment Operations......               .64        .75        .60        .57        .19        .53
                                                     _______    _______    _______    _______    _______    _______
    Distributions:
    Dividends from investment income-net..              (.28)      (.57)      (.60)      (.63)      (.64)      (.19)
    Dividends from net realized gain on investments        -       (.27)      (.03)         -       (.05)         -
    Dividends in excess of net realized gain
      on investments......................                 -          -          -       (.05)         -          -
                                                     _______    _______    _______    _______    _______    _______
    Total Distributions...................              (.28)      (.84)      (.63)      (.68)      (.69)      (.19)
                                                     _______    _______    _______    _______    _______    _______
    Net asset value, end of period........            $11.76     $11.40     $11.49     $11.52     $11.63     $12.13
                                                     =======    =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN(2)................             11.23%(3)   6.63%      5.15%      5.15%      1.44%     15.56%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets             1.42%(3)   1.43%      1.43%      1.45%      1.36%      1.15%(3)
    Ratio of net investment income
      to average net assets...............              4.77%(3)   4.94%      5.03%      5.47%      5.18%      4.92%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                 -          -          -        .01%       .10%       .13%(3)
    Portfolio Turnover Rate...............             28.48%(4)  24.45%     34.86%     13.62%     12.04%     11.36%
    Net Assets, end of period (000's Omitted)         $6,170     $6,064     $5,255     $4,220     $3,702     $1,066
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Six Months Ended           Class C Shares
                                                                                                 _____________________
                                                                          October 31, 1997        Year Ended April 30,
                                                                                                 _____________________
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                            __________           _______      _______
    Net asset value, beginning of period.......................              $11.41              $11.48        $11.59
                                                                              _______            _______      _______
    Investment Operations:
    Investment income-net......................................                  .27                .54           .40
    Net realized and unrealized gain (loss)
      on investments...........................................                  .36                .20          (.08)
                                                                              _______            _______      _______
    Total from Investment Operations...........................                  .63                .74           .32
                                                                              _______            _______      _______
    Distributions:
    Dividends from investment income-net.......................                 (.27)              (.54)         (.40)
    Dividends from net realized gain on investments............                    -               (.27)         (.03)
                                                                              _______            _______      _______
    Total Distributions........................................                 (.27)              (.81)         (.43)
                                                                              _______            _______      _______
    Net asset value, end of period.............................               $11.77             $11.41        $11.48
                                                                              _______            _______      _______
                                                                              _______            _______      _______
TOTAL INVESTMENT RETURN(2).....................................                10.95%(3)           6.55%         3.76%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                 1.64%(3)           1.65%         1.69%(3)
    Ratio of net investment income
      to average net assets....................................                 4.54%(3)           4.64%         4.72%(3)
    Portfolio Turnover Rate....................................                28.48%(4)          24.45%        34.86%
    Net Assets, end of period (000's Omitted)..................                   $1                 $1            $1
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Massachusetts Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In a connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $38 during the period ended October 31, 1997, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, the Fund was charged $15,377 and $4 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $82,094, $7,688 and $2 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $15,370 pursuant to the transfer agency agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $19,390,714 and $23,908,438, respectively.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, MASSACHUSETTS SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                           063SA9710
Semi-Annual Report
Dreyfus Premier State
Municipal Bond Fund
Massachusetts Series
October 31, 1997
[Dreyfus lion/2hres logo]
Registration Mark